                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1996-1

         Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Conseco Finance Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of July 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect
         of Class A Certificates, per $1,000 original
         certificate principal amount                                 640.73
                                                                 -----------
         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the Class
         A Certificates, per $1,000 original certificate
         principal amount                                               3.84
                                                                 -----------

         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Class A Certificates, per $1,000 original certificate
         principal amount                                             636.89
                                                                 -----------

B)       Class A Investor Charge Offs and Reimbursement of
         Charge Offs

         (1) The amount of Class A Investor Charge Offs                 0.00
                                                                 -----------

         (2) The amount of Class A Investor Charge Offs set
         forth in paragraph 1 above, per $1,000 original
         certificate principal amount                                   0.00
                                                                 -----------

         (3) The total amount reimbursed in respect of Class A
         Investor Charge Offs                                           0.00
                                                                 -----------

         (4) The amount set forth in paragraph 3 above, per
         $1,000 original certificate principal amount                   0.00
                                                                 -----------

         (5) The amount, if any, by which the outstanding
         principal balance of the Class A Certificates exceeds
         the Class A Invested Amount after giving effect to
         all transactions on such Distribution Date                     0.00
                                                                 -----------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect
         of Class B Certificates, per $1,000 original
         certificate principal amount                                 527.18
                                                                 -----------

         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the Class
         B Certificates, per $1,000 original certificate
         principal amount                                               4.43
                                                                 -----------

         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal of the
         Class B Certificates, per $1,000 original certificate
         principal amount                                             522.74
                                                                 -----------

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

         (1) The amount of reductions in Class B Invested
         Amount pursuant to clauses (c), (d), and (e) of the
         definition of Class B Invested Amount                          0.00
                                                                 -----------

         (2) The amount of reductions in the Class B Invested
         Amount set forth in paragraph 1 above, per $1,000
         original certificate principal amount                          0.00
                                                                 -----------

         (3) The total amount reimbursed in respect of such
         reductions in the Class B Invested Amount                      0.00
                                                                 -----------

         (4) The amount set forth in paragraph 3 above, per
         $1,000 original certificate principal amount                   0.00
                                                                 -----------

         (5) The amount, if any, by which the outstanding
         principal balance of the Class B Certificates exceeds
         the Class B Invested Amount after giving effect to
         all transactions on such Distribution Date                     0.00
                                                                 -----------


                          Conseco Finance Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ---------------------------------------------
                              Name:  Timothy R. Jacobson
                              Title: Vice President and Assistant Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                      2,054,755,777.54
Removed Principal Receivables:                                                                 0.00
Additional Principal Receivables:                                                     16,333,182.14
End of the Month Principal Receivables:                                            1,980,592,207.57
End of the Month Total Receivables:                                                1,980,592,207.57

Excess Funding Account Balance                                                        43,131,541.32
Aggregate Invested Amount (all Master Trust Series)                                1,750,447,213.03

End of the Month Transferor Amount                                                     3,480,863.33

DELINQUENCIES AND LOSSES ---
                                                                                       RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                               2,967,708.17
   61-90 Days Delinquent                                                               1,655,313.26
   90+ Days Delinquent                                                                   932,064.51

   Total 30+ Days Delinquent                                                           5,555,085.94


Defaulted Accounts During the Month                                                      392,105.52


INVESTED AMOUNTS ---

Class A Initial Invested Amount                                   46,800,000.00
Class B Initial Invested Amount                                    3,200,000.00
Class C Initial Invested Amount                                    1,200,000.00
Class D Initial Invested Amount                                   27,686,213.03
INITIAL INVESTED AMOUNT                                                               78,886,213.03

Class A Adjusted Invested Amount                                  46,800,000.00
Class B Adjusted Invested Amount                                   3,200,000.00
Class C Adjusted Invested Amount                                   1,200,000.00
Class D Adjusted Invested Amount                                  35,821,583.18
ADJUSTED INVESTED AMOUNT                                                              87,021,583.18

MONTHLY SERVICING FEE                                                                    302,389.65

INVESTOR DEFAULT AMOUNT                                                                   16,920.00


SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                                           8.99%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                                 1,615,259.57
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                                         0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                                  35,267.31
SERIES 1996-1 MONTHLY FEES                                                               302,389.65
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                         17,918,256.20
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                               3,480,863.33
FLOATING ALLOCATION PERCENTAGE                                                                8.65%

INVESTOR FINANCE CHARGE COLLECTIONS                                                    1,367,219.06
INVESTOR DEFAULT AMOUNT                                                                   16,920.00
PRINCIPAL ALLOCATION PERCENTAGE                                                               8.65%
AVAILABLE PRINCIPAL COLLECTIONS                                                       29,176,954.34

CLASS A FLOATING ALLOCATION                                                                   6.14%
CLASS A REQUIRED AMOUNT                                                                        0.00

CLASS B FLOATING ALLOCATION                                                                   0.32%
CLASS B REQUIRED AMOUNT                                                                        0.00

CLASS C FLOATING ALLOCATION                                                                   0.45%
CLASS D FLOATING ALLOCATION                                                                   1.73%

TOTAL EXCESS SPREAD                                                                      832,632.50

YIELD AND BASE RATE---

Base Rate (Current Month)                                                 6.39%
Base Rate (Prior Month)                                                   7.36%
Base Rate (Two Months Ago)                                                8.11%
THREE MONTH AVERAGE BASE RATE                                                                 6.88%

Series Adjusted Portfolio Yield (Current Month)                          10.38%
Series Adjusted Portfolio Yield (Prior Month)                            13.74%
Series Adjusted Portfolio Yield (Two Months Ago)                          7.52%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                10.55%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                  6.14%
   Class A Principal Collections                                  19,988,046.98

CLASS B PRINCIPAL PERCENTAGE                                                                  0.32%
   Class B Principal Collections                                   1,074,467.27

CLASS C PRINCIPAL PERCENTAGE                                                                  0.45%
   Class C Principal Collections                                   1,203,935.49

CLASS D PRINCIPAL PERCENTAGE                                                                  1.73%
   Class D Principal Collections                                   6,910,504.61

AVAILABLE PRINCIPAL COLLECTIONS                                   29,176,954.34

REALLOCATED PRINCIPAL COLLECTIONS                                                             $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                                             $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                             $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                            $0.00
Deficit Controlled Accumulation Amount                                    $0.00
CONTROLLED DEPOSIT AMOUNT                                                                     $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                             $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                      $29,193,874.34
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                  $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                            $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                  $0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                  $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                       $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                        $0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                        $0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                        $0.00


                          Conseco Finance Corporation, as Servicer

                          By: /s/ Timothy R. Jacobson
                              ---------------------------------------------
                              Name:  Timothy R. Jacobson
                              Title: Vice President and Assistant Treasurer